UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 23, 2010
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 1 — Registrant’s Business and Operations

Item 1.01	Modification of a Material Definitive Agreement.
          On December 23, 2010, Cincinnati Bell Inc. (the “Company”), its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”), the various Purchasers and Purchaser Agents and PNC Bank, National Association as Administrator entered into the Seventh Amendment to Receivables Purchase Agreement dated as of December 23, 2010 (the “Seventh Amendment”). The Seventh Amendment amends the Company’s Receivables Purchase Agreement originally entered into on March 23, 2007, among the Company, CB Funding, the various Purchaser Groups identified therein and PNC Bank, National Association (as amended, the “Agreement”), by adding Cincinnati Bell Data Centers Inc. (“CBDC”) as an Originator to the Agreement. On December 23, 2010, the Company, CB Funding and CBDC entered into the Joinder and Fourth Amendment to Purchase and Sale Agreement dated as of December 23, 2010, among CBDC as a New Originator, the Originators identified therein, CB Funding and the Company as sole member of CB Funding and as Servicer (the “Joinder Agreement”). The Joinder Agreement amends the Purchase and Sale Agreement dated as of March 23, 2007, among CB Funding, the Company and the various Originators identified therein (as amended, the “Purchase and Sale Agreement”), by adding CBDC as an Originator to the Purchase and Sale Agreement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Seventh Amendment to Receivables Purchase Agreement dated as of December 23, 2010, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC as Seller, Cincinnati Bell Inc. as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association as Administrator for each Purchaser Group.

99.2	Joinder and Fourth Amendment to Purchase and Sale Agreement dated as of December 23, 2010, among Cincinnati Bell Data Centers Inc. as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as sole member of Cincinnati Bell Funding and as Servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: December 30, 2010

Exhibit Index

Exhibit
No.	Exhibits
99.1
Seventh Amendment to Receivables Purchase Agreement dated as of December 23, 2010, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC as Seller, Cincinnati Bell Inc. as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association as Administrator for each Purchaser Group.

99.2
Joinder and Fourth Amendment to Purchase and Sale Agreement dated as of December 23, 2010, among Cincinnati Bell Data Centers Inc. as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as sole member of Cincinnati Bell Funding and as Servicer.